Exhibit 15

Acknowledgement of Independent Registered Public Accounting Firm

Board of Directors

Lockheed Martin Corporation

We are aware of the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

1)	Registration Statement Number 33-58067 on Form S-3, dated March 14, 1995;

2)	Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079, 33-58081, and 33-58097 on Form S-8, each dated March 15, 1995;

3)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-57645 on Form S-4, dated March 15, 1995;

4)	Registration Statement Number 33-63155 on Form S-8, dated October 3, 1995;

5)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997;

6)	Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

7)	Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

8)	Registration Statement Number 333-37069 on Form S-8, dated October 2, 1997;

9)	Registration Statement Number 333-40997 on Form S-8, dated November 25, 1997;

10)	Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

11)	Registration Statement Number 333-69295 on Form S-8, dated December 18, 1998;

12)	Registration Statement Number 333-92197 on Form S-8, dated December 6, 1999;

13)	Registration Statement Number 333-92363 on Form S-8, dated December 8, 1999;

14)	Post-Effective Amendments No. 2 and 3 on Form S-8 to the Registration Statement Number 333-78279, each dated August 3, 2000;

15)	Registration Statement Number 333-43048 on Form S-3, dated August 4, 2000;

16)	Registration Statement Number 333-56926 on Form S-8, dated March 12, 2001;

17)	Registration Statement Number 333-84154 on Form S-8, dated March 12, 2002;

18)	Registration Statement Number 333-105118 on Form S-8, dated May 9, 2003;

19)	Registration Statement Numbers: 333-113769, 333-113770, 333-113771, 333-113772, and 333-113773 on Form S-8, each dated March 19, 2004;

20)	Registration Statement Number 333-115357 on Form S-8, dated May 10, 2004;

21)	Post-Effective Amendment No. 4 on Form S-3 to the Registration Statement Number 333-108333, dated November 3, 2004;

22)	Registration Statement Number 333-127084 on Form S-8, dated August 1, 2005;

23)	Registration Statement Number 333-138352 on Form S-4, dated November 14, 2006;

24)	Registration Statement Number 333-146963 on Form S-8, dated October 26, 2007; and

25)	Registration Statement Number 333-149630 on Form S-3, dated March 11, 2008 of our report dated October 21, 2008, relating to the unaudited condensed consolidated interim financial statements of Lockheed Martin Corporation that are included in its Form 10-Q for the quarter ended September 28, 2008.

/s/ Ernst & Young LLP

Baltimore, Maryland

October 21, 2008